Prospectus Supplement	September 1, 2016

Putnam Government Money Market Fund
Prospectus dated March 24, 2016

Effective September 1, 2016, the last paragraph in the section Purchase and sale of fund shares will be deleted in its entirety and replaced with the following:

Class P shares are only available to other Putnam funds. Class G shares are only available to Putnam fund-of-funds accounts.

Effective September 1, 2016, the sixth paragraph in the sub-section Opening an account in the section How do I buy fund shares? will be deleted in its entirety and replaced with the following:

Class G shares are only available to Putnam fund-of-funds accounts. Shares of the fund are sold at the NAV per share determined after confirmation of a purchase order by Putnam Investor Services.

Effective September 1, 2016, the first paragraph in the section Which class of shares is best for me? will be deleted in its entirety and replaced with the following:

This prospectus offers choice of five classes of fund shares: A, B (only in exchange for class B shares of another Putnam fund), C, M and T. Qualified employee-benefit plans may also choose class R shares of the fund. Class P shares are only available to other Putnam funds. Class G shares are only available to Putnam fund-of-funds accounts.

Effective September 1, 2016, the first paragraph in the sub-section Class G shares only in the section Which class of shares is best for me? will be deleted in its entirety and replaced with the following:

Class G shares are only available to Putnam fund-of-funds accounts.

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